UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2010

MODAVOX, INC.
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	333-57818	20-0122076
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W University Dr, Suite 231 Tempe, AZ 85281	85281-3291
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 710-9376

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2010 the Board of Directors of Modavox, Inc. elected Dennis Webb to serve as a director.  The election increases the membership of the Board of Directors to six. In addition to Mr. Webb, the members of the Modavox Board include: Chairwoman Shelly Meyers, John Devlin, Chief Executive Officer Mark Severini, Chief Strategy Officer David Ide, and Chief Information Officer Jim Crawford.

As compensation for Mr. Webb’s membership on the Board, Mr. Webb will be granted three hundred thousand (300,000) non-qualified stock options to purchase Modavox common stock, which options will vest over a period of three (3) years (with 100% vesting upon Change of Control of the Company, as defined in the applicable Nonqualified Stock Option Agreement) and will have an exercise price equal to the closing price of Modavox common stock on February 10, 2010, which is the date of grant.

The information in Item 5.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

Modavox, Inc. issued a press release February 10, 2010, to announce Mr. Webb’s election to its Board of Directors. A copy of this press release is furnished within this Form 8-K.

NEW YORK – February 10, 2010 – Modavox, Inc. (OTCBB:MDVX), a leading provider of marketing platforms that allow marketers and their agencies to harness digital and new media consumption to expand audience reach, today announced the appointment of Dennis Webb, Managing Director of Broadlands Capital, to its Board of Directors.

A seasoned executive, Mr. Webb joins the board with more than 20 years of senior management experience driving successful growth, specializing in startup and early cycle businesses. He is currently the Managing Director at Broadlands Capital, an institutional money manager focusing on small and startup businesses and fixed income investing.  A veteran in the financial industry, Webb was the former President of E*Trade Capital Markets at E*Trade Financial, Senior Vice President at Allfirst Financial and Vice President of TideMark Bank.  Mr. Webb has been highly recognized for his leadership experience and was the recipient of many prestigious awards.

Mark Severini, CEO of Modavox, commented, “Dennis is a very highly regarded name in the financial industry, and we are privileged to have him on board to lend his expertise and guidance to Modavox.  The addition of Dennis to our board strengthens our commitment to the growth of the company and our investors.”

"Dennis is an exceptional addition to the board.  He brings a highly unique range of experience to Modavox, particularly his direct experience as a key manager in a high profile, high growth company.  Successful companies need more than just brilliant ideas and attractive products/services.  The truly successful companies make a commitment to develop the managerial expertise and organizational structure to reach their highest level of potential.  Dennis embodies this type of experience." said Shelly Meyers, Chairwoman of the Board for Modavox.

Said Mr. Webb: “What first drew me to Modavox is the company’s innovative yet focused approach to bring solutions to a relatively new but highly ripe market for growth. We have a strong executive team in place, very robust technology, unique and valuable intellectual property and several leading Fortune 500 customers who seek to implement our technology.  I look forward to working with this company due to its growth and revenue potential.”

Modavox held a live conference call and webcast yesterday at 4pm EST, which is currently available for review on the company’s web site at www.modavox.com.

Modavox will announce a rebranding and corporate name change to Augme Technologies, Inc. (“Augme”) on February 16, which will be accompanied by a strong go-to-market strategy and the launch of a new website to communicate the company’s vision for the future growth of the company, as well as other integrated communications to support the effort.

The addition of Mr. Webb increases the number of Modavox directors to six.  The members of Modavox board include: Chairwoman Shelly Meyers, John Devlin, Chief Executive Officer Mark Severini, Chief Strategy Officer David Ide, and Chief Information Officer Jim Crawford.

About Modavox, Inc.

Modavox, Inc. provides Internet applications and services based upon marketing-driven technology platforms that enhance the delivery of marketing communications through intelligent distribution to all Internet-enabled devices. In 2009, Modavox initiated a comprehensive business growth strategy aimed at fully leveraging the value of its technology and patent portfolio by accelerating the advanced development of technology platforms that apply the most valuable aspects of Modavox’s patents. Modavox manages three newly defined operating divisions in the high-growth markets of mobile marketing (AD LIFE™), video content delivery (AD BOOM™) and ad network provisioning (AD SERVE™). These three divisions, together with patents foundational to targeted Web-based communications, will enable Modavox to pioneer a new era in marketing and new media communications with Internet applications and services for targeted consumers and communities worldwide. For more information, please visit www.modavox.com.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our Form 10-K and other reports filed with the SEC. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODAVOX, INC. (Registrant)
Date: February 11, 2010	By:	/s/ MARK SEVERINI
(Mark Severini, Chief Executive Officer)